Exhibit 10.3

GENERAL SECURITY AGREEMENT

This GENERAL SECURITY AGREEMENT (the “Agreement”) is dated August 14, 2017, by and between Visualant, Incorporated, a Nevada corporation (“Debtor”), and the undersigned lender set forth on Schedule A hereto (collectively, the “Secured Party”) and shall be effective upon the filing of a UCC-3 termination statement to terminate the security interest held by Capital Source Business Finance Group in all of the assets of the Debtor (the “Effective Date”).

As of the Effective Date, Debtor hereby agrees in favor of Secured Party as follows:

1.         In consideration for loans made or to be made to Debtor evidenced by the Senior Secured Convertible Redeemable Debentures of Debtor in the principal amounts set forth on Schedule A hereto, together with other promissory notes set forth on Schedule A, payable to the order of Secured Party (such debentures, as amended, modified, supplemented, replaced or substituted from time to time, being herein referred to as the “Debentures”), Debtor hereby grants to Secured Party a continuing security interest in, lien upon and a right of setoff against, and Debtor hereby assigns to Secured Party, all of Debtor’s right, title and interest in and to the Collateral described in Section 2, to secure the full and prompt payment, performance and observance of all present and future indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party arising under or in connection with the Debentures, which is existing now or hereafter (all of the foregoing being herein referred to as the “Obligations”).

2.         The Collateral is described on Schedule B annexed hereto as part hereof and on any separate schedule(s) identified as Collateral at any time or from time to time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement) and includes claims of Debtor against third parties for loss or damage to or destruction of any Collateral.

3.         Debtor hereby warrants, represents, covenants and agrees (as of the date hereof and so long as any Obligation remains outstanding) that: (a) the chief executive office and other places of business of Debtor, the books and records relating to the Collateral (except for such records as are in the possession or control of Secured Party) and the Collateral are located at Visualant, Incorporated,  500 Union Street, Suite 810, Seattle, WA 98101, and Debtor will not change any of the same, or merge or consolidate with any person or change its name or conduct its business under any trade, assumed or fictitious name, without prior written notice to and consent of Secured Party (and in the case of location of Collateral, will from time to time notify Secured Party of the locations thereof); (b) the Collateral is and will be used in the business of Debtor and not for personal, family, household or farming use; (c) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interests, claims and encumbrances; (d) Debtor will not abandon or assign, sell, lease, transfer or otherwise dispose of, other than in the ordinary course of Debtor’s business, nor will Debtor suffer or permit any of the same to occur with respect to, any Collateral, without prior written notice to and consent of a designated representative of the Secured Party; (e) Debtor will make payment or will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against Debtor, whether with respect to the Collateral, to any wages or salaries paid by Debtor, or otherwise, will deliver to Secured Party, on demand, certificates or other evidence satisfactory to Secured Party attesting thereto and shall cause Debtor’s subsidiaries to take any such action as described under this section 3(e); (f) Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity in all material respects with all applicable laws, ordinances and regulations; (g) Debtor will, at Debtor’s sole cost and expense, keep the Collateral in good order, repair, running condition and in substantially the same condition as on the date hereof, reasonable wear and tear excepted, and Debtor will not, without the prior written consent of Secured Party, alter or remove any identifying symbol or number upon any of the Collateral; (h) Secured Party shall at all times during normal business hours have free access to and right of inspection of any Collateral and any papers, instruments and records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records, papers and instruments upon request therefor) and Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal or intangible property, and Debtor will not permit any other types of Collateral to become a fixture without prior written notice to and consent of Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to Secured Party to preserve and protect the primary security interest granted herein against all persons; (j) Debtor will, at its sole cost and expense, perform all acts and execute all documents requested by Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party’ first priority security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement; (k) at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party such financing statements pursuant to the Uniform Commercial Code (“UCC”), applications for certificate of title and other papers, documents or instruments as may reasonably be requested by Secured Party in connection with this Security Agreement, and to the extent permitted by applicable law, Debtor hereby authorizes Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by Secured Party, and Debtor agrees to pay any recording tax or similar tax arising in connection with the filing of any such financing statement and further agrees to pay any additional recording or similar tax which is incurred in connection therewith; (l) Debtor assumes all responsibility and liability arising from the Collateral; (m) in their discretion, Secured Party may, at any time and from time to time, upon the occurrence and during the continuance of a Default (as hereinafter defined), subject to the Uniform Commercial Code as in effect in the State of New York, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any Party to, any of the Obligations or the Collateral, all without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the second priority security interest granted herein; (n) in their discretion, Secured Party may, at any time and from time to time, for the account of Debtor, pay any amount or do any act required of Debtor hereunder and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor payable on demand together with interest at the highest rate then payable on any of the Obligations; (o) Debtor will promptly pay Secured Party for any and all reasonable sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in perfecting, defending, protecting or enforcing this Security Agreement or the first priority security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all reasonable search, filing and recording fees, taxes, fees and expenses for the service and filing of papers, premium on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers, court costs, collection charges, travel expenses, and reasonable attorneys’ fees, all of which together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; (p) upon the occurrence and during the continuance of a Default, any proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by Debtor in trust for Secured Party, and immediately delivered to Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party’ option, to be applied to payment of the Obligations, whether or not due and in any order; (q) in their sole discretion, Secured Party may, at any time and from time to time during normal business hours, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered; and (r) upon reasonable request of Secured Party, at any time and from time to time, Debtor shall, at its cost and expense, execute and deliver to Secured Party reports as to the Collateral listing all items thereof, describing the condition of same and setting forth the value thereof (lower of cost or market) all in form and substance reasonably satisfactory to Secured Party.

4.         The term Default as used in this Security Agreement shall mean any Event of Default, as such term is defined in the Debentures.

5.         Upon the occurrence and during the continuance of any Default, Secured Party may, without notice to (except as herein set forth or as set forth in the Debentures) or demand upon Debtor, declare any Obligations immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law and the Uniform Commercial Code then in effect in the State of New York) in addition to all rights and remedies of a Secured Party under the UCC or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

(a)        Secured Party may, at any time and from time to time, with or without judicial process or the aid and assistance of others, (i) enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral, (ii) dispose of any part or all of the Collateral on any such premises, (iii) require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties, (iv) remove any part or all of the Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor’s license plates), and (v) sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any part or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of ten days’ notice by overnight mail, postage prepaid, to any address of Debtor set forth in this Security Agreement shall be deemed reasonable notice thereof.  If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell or otherwise dispose of such Collateral.  Secured Party may buy any part or all of the Collateral at any public sale and, if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Party may buy such Collateral at private sale and in each case may make payment therefor by any means, whether by credit against the Obligations or otherwise.  Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys’ fees and all legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the Obligations, the Collateral or this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

(b)        Secured Party may, at any time and from time to time, as appropriate, after the occurrence and during the continuance of a Default set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Party or their agents, without notice to Debtor and in such manner as Secured Party may in their discretion determine.

8.         Secured Party’s prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral.  Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of, or bar against, subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral.  No act, omission or delay by Secured Party shall constitute a waiver of their rights and remedies hereunder or otherwise.  No single or partial waiver by Secured Party of any covenant, warranty, representation, Default or right or remedy which they may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion.  Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

9.         Debtor hereby agrees to pay, on demand, all out-of-pocket expenses reasonably incurred by Secured Party in connection with the enforcement of the Debentures, and this Security Agreement, including, without limitation, the fees and disbursements of counsel to Secured Party.

10.       In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations, the Collateral or the Debentures, Debtor hereby waives the right to a trial by jury and all rights of setoff.  Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any address of Debtor set forth in this Security Agreement.  In the alternative, Secured Party may in their discretion effect service upon Debtor in any other form or manner permitted by law.

11.       Upon the payment in full or conversion of the Debentures and satisfaction of all Obligations in accordance with the Debentures, the security interest granted hereby in the Collateral shall terminate and all rights to the Collateral under this Agreement shall revert to Debtor.  Upon any such termination, the Secured Party shall execute and deliver UCC–3 financing statement releases or other documents of release reasonably requested by Debtor.

12.       Secured Party may assign their rights and obligation hereunder to any Affiliate of Secured Party provided that such Affiliate assumes all of the liabilities or obligations of Secured Party hereunder.  For purposes of this section, “Affiliate” of any person means any other person or entity which, directly or indirectly, controls or is controlled by that person, or is under common control with that person or entity.  “Control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

13.       All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires.  No provision hereof shall be modified, altered, waived, released, terminated or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the Party to be charged.  The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of shareholders of Debtor.  This Security Agreement and all Obligations shall be binding upon the successors and assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, their executors, administrators, successors, permitted endorsees and permitted assigns.  This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York applicable to contracts executed and to be performed in such state.  If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.  Secured Party is authorized to annex hereto any schedules referred to herein.  Debtor acknowledges receipt of a copy of this Security Agreement.

14.       All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, by overnight mail or delivery service or mailed by certified mail, return receipt requested, to the parties.

IN WITNESS WHEREOF, the undersigned have executed or caused this security agreement to be executed on the date first above set forth.

COMPANY:

VISUALANT, INCORPORATED

By: /s/ Ronald P. Erickson

Name: Ronald P. Erickson

Title:   Chief Executive Officer and President

Address of Debtor:

Visualant, Incorporated

500 Union Street

Suite 810

Seattle, WA 98101

Secured Party:

/s/ Clayton Struve

Clayton Struve, an individual

SCHEDULE A

Lender: Clayton Struve

Senior Secured Convertible Redeemable Debenture: $360,000

Promissory Note in the amount of $275,000, dated as of [          ]

SCHEDULE B

The property covered by this Security Agreement means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)            All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor’s businesses and all improvements thereto; and (B) all inventory;

(ii)           All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property and income tax refunds;

(iii)          All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv)          All documents, letter-of-credit rights, instruments and chattel paper;

(v)           All commercial tort claims;

(vi)          All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii)         All investment property;

(viii)        All supporting obligations;

(ix)          All files, records, books of account, business papers, and computer programs; and

(x)           the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

For

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

For purposes herein, “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.